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                              CONTINUING GUARANTY

TO:         DAN CRACCHIOLO PERSONAL REPRESENTATIVE OF THE ESTATE OF ETHEL STEELE

         1. For valuable consideration, the undersigned (hereinafter the "Guarantor") unconditionally guarantees and promises to pay to DAN CRACCHIOLO PERSONAL REPRESENTATIVE OF THE ESTATE OF ETHEL STEELE (hereinafter the "Assignee"), or order, on demand, in lawful money of the United States, any and all indebtedness and other obligations of CHENEY MANOR LLC, an Arizona limited liability company (hereinafter the "Borrower") to PARADISE VALLEY - BETHEL PARTNERSHIP, an Arizona general partnership, as set forth in the Promissory Note and Deed of Trust, dated May 31, 1994, said interest of PARADISE VALLEY -BETHEL PARTNERSHIP, having been assigned to GENESIS INVESTMENT GROUP, INC., an Arizona corporation ("Assignor" or "Lender") in an amount of NINE HUNDRED FIFTY THOUSAND AND NO/DOLLARS ($950,000) (collectively, the "Loan Documents"), which Loan Documents are being assigned on or about the date hereof from Lender to Assignee (such collective indebtedness referred to hereinafter as the "Obligations"). The terms and conditions of each Loan Document are hereby incorporated herein. Should there be any conflict between the terms hereof and the terms of the Loan Documents, the terms hereof shall control.

         2. This is a continuing guaranty relating to the Obligations, including that arising under any renewal, modification, or extension of the Loan Documents.

         3. The obligations of the Guarantor hereunder are independent of the Obligations of Borrower, and a separate action or actions may be brought and prosecuted against Guarantor whether action is brought against Borrower or whether Borrower be joined in any such action or actions; and Guarantor waives the benefit of any statute of limitations affecting its liability hereunder or the enforcement thereof, including, but not limited to A.R.S. Section 12-1641. Assignee's rights hereunder shall not be exhausted by its exercise of any one of its rights or remedies or by any such action or by any number of successive actions until and unless all indebtedness and Obligations have been paid and fully performed.

         4. Guarantor authorizes Assignee, without notice or demand and without affecting its liability hereunder, from time to time to (a) renew, compromise, extend, accelerate or otherwise change the time for payment of, or otherwise change the terms of the Obligations or any part thereof, including increase or decrease of the rate of interest thereon; (b) take and hold additional security for the payment of this Guaranty or the Obligations guaranteed, and exchange, enforce, waive, subordinate and release any such security; (c) apply such security and direct the order or manner of sale thereof as Assignee in its discretion may determine; and (d) release or substitute any one or more of any other guarantors, or add one or more guarantors or endorsers.
Assignee may without notice assign this Guaranty in whole or in part.

         5. Guarantor waives any right to require Assignee to (a) proceed against Borrower; (b) proceed against or exhaust any security held from Borrower; or, (c) pursue any other remedy in Assignee's power whatsoever. Guarantor waives any defense arising by reason of any disability or other defense of Borrower or by reason of the cessation from any cause whatsoever of the liability of Borrower. Until all of the Obligations of Borrower to Assignee shall have been paid in full, Guarantor shall have no right of subrogation, and waives any right to enforce any remedy which Assignee now has or may hereafter have against Borrower, and waives any benefit of, and any right to participate in any security now or hereafter held by Assignee. Guarantor waives all presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor, and notices of acceptance of this Guaranty and of the existence, creation, or incurring of new or additional indebtedness.

         6. Guarantor waives and agrees not to assert any duty on the part of Assignee to disclose to Guarantor any facts that Assignee may now or hereafter know about Borrower. Guarantor is fully responsible for being and keeping informed of the financial condition of Borrower and all circumstances bearing on the risk of non-payment of the Obligations guaranteed hereby.

         7. Credit may be granted from time to time at the request of Borrower and without further authorization from or notice to Guarantor, even though Borrower's financial condition may have deteriorated since the date hereof. Assignee need not inquire into the power of Borrower or the authority of its officers, directors, or agents acting or purporting to act in its behalf. Each credit heretofore or hereafter granted to Borrower shall be considered to have been granted at the special instance and request of Guarantor and in consideration of and in reliance upon this Guaranty.

         8. Guarantor will file all claims against Borrower in any bankruptcy or other proceeding in which the filing of claims is required by law upon any indebtedness of Borrower to Guarantor and shall concurrently assign to Assignee all of Guarantor's rights thereunder. If Guarantor does not file any such claim,, Assignee, as Guarantor's attorney in fact, is hereby authorized to do so in Guarantor's names or, in Assignee's discretion, to assign the claim and to cause proof of claim to be filed in the name of Assignee's nominee. In all such cases, whether in administration, bankruptcy or otherwise, the person or persons authorized to pay such claim shall pay to Assignee the full amount thereof and, to the full extent necessary, Guarantor hereby assigns to Assignee all of Guarantor's rights to any and all such payments or distributions to which Guarantor would otherwise be entitled. If the amount so paid is greater than the Obligations then outstanding, Assignee will pay the amount of the excess to the person entitled thereto.

         9. The amount of Guarantor's liability and all rights, powers, and remedies of Assignee hereunder and under the Loan Documents and any other agreement now or at any time hereafter in force between Assignee and Guarantor shall be cumulative and not alternative, and such rights, powers, and remedies shall be in addition to all rights, powers, and remedies given to Assignee by law.

         10. This Guaranty shall benefit Assignee, its successors and assigns, including the assignees of any indebtedness hereby guaranteed, and binds Guarantor's successors and assigns. This Guaranty is assignable by Assignee with respect to all or any portion of the indebtedness and obligations guaranteed hereunder, and when so assigned Guarantor shall be liable to the assignees under this Guaranty without in any manner affecting Guarantor's liability hereunder with respect to any indebtedness or obligations retained by Assignee. No delegation or assignment of this Guaranty by Guarantor shall be of any force or effect or release Guarantor from any obligations hereunder.

         11. Except as provided in any other written agreement now or at any time hereafter in force between Assignee and Guarantor, this Guaranty shall constitute the entire agreement of Guarantor with Lender with respect to the subject matter hereof and supersedes all prior representations, understandings, promises, and agreements.

         12. No provision of this Guaranty or right of Assignee hereunder can be waived nor can Guarantor be released from its obligations hereunder except by a writing duly executed by an authorized officer of Assignee.

         13. Lender shall have a lien upon and a right of set-off against all money, securities and other property of Guarantor now or hereafter in the possession of or on deposit with Assignee, and every such lien and right of set-off may be exercised without demand upon or notice to Guarantor. No lien or right of set-off shall be deemed to have been waived by any act of Assignee or any failure to exercise such right of set-off, and every right of set-off and lien shall continue in full force and effect until such right of set-off or lien is specifically waived or released by an instrument in writing executed by Assignee.

         14. Any indebtedness of Borrower now or hereafter held by Guarantor is hereby subordinated to the indebtedness of Borrower to Assignee; and such indebtedness of Borrower to Guarantor if Assignee so requests shall be collected, enforced and received by Guarantor as trustee for Assignee and be paid over to Assignee on account of the Obligations of Borrower to Assignee but without reducing or affecting in any manner the liability of Guarantor under the other provisions of this Guaranty.

         15. Guarantor agrees to pay to Assignee without demand reasonable attorneys' fees and accountants' fees and all other costs and expenses which may be incurred by Assignee in the enforcement of this Guaranty or in collecting or compromising the Obligations; whether or not suit is filed. Time is of the essence of each term and condition hereof.

         16. Except where preempted by the laws of the United States or the rules or regulations of any agency or instrumentality thereof, this Guaranty is to be governed by the laws of the State of Arizona, and the parties agree that this Guaranty is, except where preempted by the laws, rules or regulations of the United States to be interpreted, construed and governed by the laws of the State of Arizona. Guarantor irrevocably and unconditionally submits to the jurisdiction of the Superior Court of the State of Arizona for the County of Maricopa or the United States District Court of Arizona, as Assignee may deem appropriate, in connection with any legal action or proceeding arising out of or relating to this Guaranty and Guarantor waives any objection relating to the basis for personal or in rem jurisdiction or to venue which it may now or hereafter have in any such suit, action or proceeding. If any paragraph, clause or provision hereof is construed or interpreted by a court of competent jurisdiction to be void, invalid, or unenforceable, such decision shall affect only those paragraphs, clauses or provisions and shall not affect the remainder hereof.

         17. In all cases where there is but a single Borrower or a single Guarantor, then all words used herein in the plural shall be deemed to have been used in the singular where the context and construction so require; and when there is more than one Borrower named herein, or when this Guaranty is executed by more than one Guarantor, the word "Borrowers" and the word "Guarantors" respectively shall mean all and any one or more of them.

         IN WITNESS WHEREOF, the undersigned Guarantor has executed this Guaranty this 17th day of June , 1994.

                                     ILX INCORPORATED, an Arizona corporation



                                     By:    Joseph P. Martori
                                        ---------------------------------
                                     Its President